STEINROE VARIABLE INVESTMENT TRUST

          Liberty Federal Securities Fund,
                   Variable Series
     Supplement to Prospectus dated May 1, 2002

Effective immediately, the section
THE FUNDS; LIBERTY FEDERAL SECURITIES FUND,
VARIABLE SERIES; PRINCIPAL INVESTMENT STRATEGIES is revised by adding the following paragraphs:

The Fund normally maintains a duration of greater than three years and less than 10 years. As a result, the Fund's portfolio has market risks and an expected average life comparable to intermediate- to long-term bonds. The advisor may vary the Fund's duration depending on its forecast of interest rates and market conditions (for example, when interest rates are expected to increase, the advisor may shorten the duration, and vice versa).

UNDERSTANDING DURATION. Duration is the most common measure of the interest rate risk of a bond.
It measures the sensitivity of the bond's price to changes in interest rates. A fund's duration is the market value weighted average of the durations of the securities in which the fund invests.
Generally, the shorter a fund's duration, the less its share price will change when there is a change in interest rates. The advisor uses duration management to control some of the potential risk of investing in the Fund.

January 2, 2003